December 2012 investor presentation Exhibit 99.1

Regarding Forward-Looking Statements

This presentation may contain forward-looking statements, estimates or projections that are based on our current expectations. Any such statements, estimates or projections are subject to risks and uncertainties that could cause the actual results and outcomes to vary materially from these statements, estimates and projections. These risks and uncertainties are discussed in our filing with the Securities and Exchange Commission
(SEC) including, without limitation, the Crocs, Inc. Annual Report on From
10-K for the year ended December 31, 2011 and subsequent filings with the
SEC prior to the date hereof. Crocs, Inc. undertakes no obligation to update its forward-looking statements upon the receipt of new information, future events or otherwise.

Investment Highlights o Global Casual Lifestyle Footwear Brand o Balanced, International Growth o Long-Term Sales Growth o Strong Balance Sheet 3

Credit Agreement
•
Crocs has renegotiated its credit agreement
•
Credit line increased by 30% or $30mm to $100mm
•
Up to $50mm per quarter – up to $150mm per year - can now be used towards share repurchases
•
Up to 75% of the credit line can be used for share repurchases
Capital Allocation – Credit Agreement

Share Repurchase
•
Crocs has been actively repurchasing shares in the open market since early November
•
Approximately 1.1 million shares have been repurchased at an average price of $12.75 - $14.4mm*
•
Shares are being repurchased under the 2007 Share Repurchase authorization of up to 5.5mm shares
* Share repurchase totals are as of market close December 7, 2012
Capital Allocation – Share Repurchase

2013 SAP Investment Update
2013 SAP Investment
•
Implementation of SAP will continue through 2013 with an
expected launch in 1H 2014
•
$0.04 per share FY 2013 SAP impact due to accelerated
depreciation and amortization of existing software assets
•
$0.04 - $0.06 per share FY 2013 SAP impact due to
increased operating expense
Total FY 2013 SAP Impact of $0.08 - $0.10 per share*
* SAP expenses are excluded from normalized operating income results

2012 in review 7

Record Revenue Growth
Income Statement
(in millions)
Q3 11 Q3 12%
Revenue $274.9 $295.6 12%
Gross Margin 53.5% 54.4% 90bp
SG&A as % of Sales 40.6% 40.8% 20bp
Operating Margin 12.7% 13.5% 80bp
Diluted EPS $0.33 $0.49 $0.16

Channel Results Channel Revenue (in millions) Q3 11 Q3 12 % Constant % Wholesale $154.0 $156.2 2% 5% Retail $95.3 $112.2 18% 20% Internet $25.6 $27.1 6% 9% Total $274.9 $295.6 8% 10% 9

Regional Results Regional Revenue (in millions) Q3 11 Q3 12 % Constant % Americas $122.8 $131.9 7% 9% Asia $111.2 $123.7 11% 13% Europe $40.9 $39.8 3% 7% Total $274.9 $295.6 8% 10% 10

Retail Locations
Retail Locations
(company owned)
Q3 11 Q3 12%
Americas 195 189 3%
Asia 182 233 28%
Europe 33 77 133%
Total 410 499 22%
FY 2012 Retail Investments

•
Opening plan of 100-110 net locations
•
Aggressively close kiosk locations in US (25 – 30)

Retail Comps

Comp Store
Growth (constant
currency)
Q1
2012
Q2
2012
Q3
2012
First 9
Months
2012
Americas 9.3% (1.2)% 5.5% 3.7%
Asia 9.4% 5.2% (6.3)% 1.2%
Europe 21.4% 9.5% 0.9% 7.5%
Total 10.2% 1.8% 1.0% 3.1%

Backlog * Based on 9/30/12 backlog reported on 10/24/12 +30% 13 +33% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q3 2010 Q3 2011 Q3 2012 Backlog (in millions) $228 $297 $395

Inventory
* Due to a terms and conditions change from December 2011 with our factories, Q4 2011 inventory levels excluded $12.5 million of additional inventory commitments that were not owned at 12/31/11

$151.1
$142.1
$187.5
$175 to $180
$0
$50
$100
$150
$200
$250
Q3 2011 Q4 2011 Q3 2012 Q4 2012E
Inventory
(in millions)
$129.6

Future revenue growth drivers

Long-Term Organic Growth Drivers o Sustained Growth in All Regions o Product-Driven w/ ASP Expansion o Wholesale Expansion o Investment in Retail & Internet 16

2013 Planned Retail Store Growth

Planned 2013 Global Retail Store Growth of
Approximately 70 - 95 Net Stores
Approximately 600 - 625 Retail Stores Globally by YE 2013
0

Europe Asia Americas
2013
2012
2011
2010
20 – 30
25 - 35
25 - 30

New Retail Investment Metrics
• Location, Location, Location
• Focus on High Traffic, Outlet Locations
Avg Store Size – US
Avg Store Size - Asia
1500 – 1800 sqft
650 – 1500 sqft
Avg. Store Cost – US
Avg. Store Cost – Asia
$240K
$140K
Avg. Store Sales
Operating Income (OI)
$750K-$800K
>20%
ROI
Payback Period
>35%
1-3 years
(3 year maximum)
18

crocs™
get crocs inside

STYLE
CASUAL
ACTIVE
WINTER
CORE
Retro Flip 2013
Euro Ellicot Sneaker 2012
Evercourt Sneaker 2013
Huarache Flat 2013
Adrina Flat 2011
Malindi 2008
Crocs Elements 2012
Devario 2010
Santa Cruz 2008
Hover Lace Up 2011
Duet Shoe 2013
Cyprus 2008
Classic 2002
Dawson 2009
Patricia Wedge 2012
Crocband Sneak 2011
Prepair 2009
Mammoth 2007
Athens 2006
Molded Boat 2013
Toning 2011
Crocband Winter Boot 2010
Allcast Duck Luxe Boot 2012
Duet Scutes 2012
Brayden 2012
Welly Rainboot 2012

Product Road Map – All Year Growth 19

investment summary

o Global Casual Lifestyle Footwear Brand o Balanced, International Growth o Long-Term Sales Growth o Strong Balance Sheet Investment Summary 21